UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

AGREEMENT AND PLAN OF MERGER

On August 29, 2005, the Registrant announced by press release the signing on August 26, 2005, of an Agreement and Plan of Merger ("the Agreement") to acquire I-55 Telecommunications, L.L.C. ("I-55 Telecommunications"). A copy of the press release is attached hereto as Ex. 99.1 and incorporated herein by reference.

Under the Agreement the Registrant will acquire I-55 Telecommunications, a Louisiana corporation, through the statutory merger of I-55 Telecommunications with and into the Registrant‘s wholly owned subsidiary Xfone USA, Inc. ("Xfone USA") (the "Acquisition").

I-55 Telecommunications was incorporated in the State of Louisiana in 2001 and is headquartered in New Orleans, Louisiana. I-55 Telecommunications serves both residential and commercial customers in Louisiana and Mississippi, with a next generation class 5 switching solution that offers voice, data and Internet service to commercial clients in second and third-tier markets. Randall Wade James Tricou is the President/Director and Chief Executive Officer of I-55 Telecommunications.

Xfone USA was incorporated in the State of Mississippi on May 28, 2004, is headquartered in Jackson, Mississippi, and has two wholly owned subsidiaries, eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc. Xfone USA is a telecommunications service provider that owns and operates its own facilities-based, telecommunications switching system. Xfone USA provides residential and business customers with high quality local and long distance services, as well as cable television and high speed Internet services to planned and multi-dwelling apartment communities in Mississippi, Alabama, Louisiana, Florida and Georgia. Xfone USA's integrated multi-media services, combining digital voice, data and video over third-generation broadband infrastructure, are available to customers on a single itemized bill.

In addition, as previously reported on a Form 8-K on August 22, 2005, the Registrant announced that it had signed on August 18, 2005, an Agreement and Plan of Merger to acquire I-55 Internet Services, Inc. ("I-55 Internet Services")., a Louisiana corporation, through the statutory merger of I-55 Internet Services with and into Xfone USA, Inc. I-55 Internet Services serves both residential and commercial customers in Louisiana, Mississippi and Alabama, offering a full complement of Internet services, including digital high speed access, dial-up access, email services, professional web development, web hosting and co-location and networking services. Mr. Hunter McAllister is the President/Director and Chief Executive Officer of I-55 Internet Services, and Mr. Brian Acosta is its Chairman/ Chief Technical Officer, both of whom will become executives with Xfone USA after completion of the merger.

I-55 Telecommunications is related to I-55 Internet Services. Although operating as separate companies, I-55 Internet Services and I-55 Telecommunications work closely together to deliver Internet and telecommunications services to their respective customers. Combined, the two companies serve over 20,000 customers.

The Registrant is currently the sole shareholder of Xfone USA and upon completion of the acquisition, Xfone USA will continue to be the Registrant's wholly owned subsidiary. No change in control of the Registrant will occur as a result of the acquisition.

The Agreement

The terms and conditions of the Agreement provide that:

    1) All of I-55 Telecommunications issued and outstanding capital stock will be acquired and converted into the right to receive from the Registrant certain shares of its restricted common stock and warrants convertible into shares of its common stock; and

    2) The Registrant will issue a number of shares of its restricted common stock valued in the aggregate at $333,333, determined using the weighted average price as reported on the website of the American Stock Exchange of the Registrant Common Stock for the ten (10) trading days preceding the trading day immediately prior to the Closing Date (which weighted average price shall in no event be less than $2.70 per share or greater than $3.70 per share); and

    3) The Registrant will issue a number of warrants valued in the aggregate at $166,667, with the value calculated as of the Closing Date assuming 90% volatility of the underlying Registrant Common Stock pursuant to the Black Scholes option - pricing model; and

    4) Each share of I-55 Telecommunications common stock issued and outstanding immediately prior to the Effective Time (other than dissenting shares if such a situation was to arise) will be canceled and extinguished and be converted automatically into the right to receive upon surrender of certificate(s) representing I-55 Telecommunications common stock (i) an amount of the Registrant's stock consideration equal to the product of one times the Registrant's stock consideration divided by the Total I-55 Telecommunications Common Stock; and (ii) an amount of the Registrant's warrant consideration equal to the product of one times the Registrant's warrant consideration divided by the total I-55 Telecommunications common stock; and

    5) Completion of the Acquisition is subject to certain conditions stated in the Agreement, including: (a) approval of the Agreement and the Acquisition by the shareholders; (b) on or before the Management Date, Registrant shall create an escrow satisfactory to Randall Wade James Tricou ("Principal"), Registrant and Xfone USA into which Registrant shall deposit $100,000 in Registrant common stock and $50,000 in Registrant stock warrants, to be held in the name of the escrow agent, to be released to Principal if and to the extent that Principal and/or Xfone USA recovers from BellSouth monies or payables not reflected on the financials of I-55 Telecommunications (other than the new receivable reflected on Schedule 2.09(g) to the Agreement);  The escrow shall terminate on the Closing Date, and any stock or warrants remaining in the escrow on the Closing Date shall revert to Registrant; (c) the Merger and the proposed transaction among the Registrant, Xfone USA and I-55 Internet Services, taken individually or together, shall have no adverse tax consequences to I-55 Telecommunications, I-55 Internet Services, or either of their shareholders; (d) the Registrant and Xfone USA shall have entered into agreements for the terms for repayment or purchase of the debt due from I-55 Telecommunications to the Principal, Tricou Construction, Bon Aire Estates, Bon Aire Utility, Danny Acosta, Intercosmos and Jeff Smyly, all on terms satisfactory to the Registrant and Xfone USA; (e) receipt of regulatory approvals where relevant; and (e) certain other customary conditions; and

    6) Contemporaneous with the closing of the Merger of I-55 Internet Services with and into Xfone USA, I-55 Telecommunications and Xfone USA shall have entered into a management operating agreement.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses to be Acquired.

The financial statements required by this Item 9.01(a) are not included in this initial report on Form 8-K since the acquisition is not completed. The financial statements will be filed by amendment to this report no later than 71 calendar days after the completion of the acquisition of I-55 Telecom.

(c)     Exhibits.

EXHIBITS

Exhibit 3.6         By-Laws of Xfone USA, Inc. (1)
Exhibit 10.48     Agreement and Plan of Merger (including exhibits).
Exhibit 99.1       Press Release issued by the Registrant dated August 29, 2005, headed “XFONE USA SIGNS AGREEMENT
                               AND PLAN OF MERGER WITH I-55 TELECOMMUNICATIONS, L.L.C."

(1) Denotes previously filed exhibit: filed on June 1, 2004, with Xfone, Inc.'s Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005	Xfone, Inc. /s/ Guy Nissenson By: Guy Nissenson President and Chief Executive Officer